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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 July 14, 1999

                Date of Report (Date of earliest event recorded)

                                BB&T Corporation
             (Exact name of registrant as specified in its charter)

                        Commission file number : 1-10853

         North Carolina                                 56-0939887
    (State of Incorporation)                (I.R.S. Employer Identification No.)


     200 West Second Street
  Winston-Salem, North Carolina                           27101
(Address of Principal Executive Offices)                (Zip Code)



                                 (336) 733-2000
              (Registrant's Telephone Number, Including Area Code)

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                           This Form 8-K has 11 pages.


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ITEM 5. OTHER EVENTS

        The purpose of this Current Report on Form 8-k is to file BB&T Corporation's Quarterly Performance Summary for the second quarter of 1999, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1    Quarterly Performance Summary issued July 13, 1999
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                               S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BB&T Corporation
                                              (Registrant)

                                       By: /s/ SHERRY A. KELLETT

                                            Sherry A. Kellett
                                  Senior Executive Vice President and Controller
                                           (Principal Accounting Officer)


Date:  July 14, 1999